                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

        Date of Report (Date of earliest event reported): August 15, 2005

                          MERRILL LYNCH DEPOSITOR, INC.
                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES ALL-1)
             (Exact name of registrant as specified in its charter)

         DELAWARE                   001-16835                    13-3891329
     (State or other              (Commission                (I. R. S. Employer
     jurisdiction  of              File Number)              Identification No.)
      incorporation)

  WORLD FINANCIAL CENTER,                                          10080
    NEW YORK, NEW YORK                                          (Zip Code)
   (Address of principal
    executive offices)
                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

            Not applicable.

SECTION 2.  FINANCIAL INFORMATION

            Not applicable.

SECTION 3.  SECURITIES AND TRADING MARKETS

            Not applicable.

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

            Not applicable.

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

            Not applicable.

SECTION 6.  [RESERVED]

SECTION 7.  REGULATION FD

            Not applicable.

SECTION 8.  OTHER EVENTS

         ITEM 8.01 OTHER EVENTS

                  99.1 Distribution to holders of the PreferredPLUS Trust Certificates Series ALL-1 on August 15, 2005.

                           For information with respect to the underlying
                      securities held by PreferredPLUS Trust Series ALL-1, please refer to Allmerica Financial Corporation's (Commission file number 001-13754) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities guarantor and the underlying securities issuer has filed electronically with the SEC.

                           Although we have no reason to believe the information
                      concerning the underlying securities, the junior subordinated debentures and the underlying guarantee or the underlying securities issuer and the underlying securities guarantor contained in the underlying securities guarantor's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents, or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer or the underlying securities guarantor (including, without limitation, no investigation as to their respective financial condition or creditworthiness) or of the underlying securities, the junior subordinated debentures or the underlying guarantee has been made. You should obtain and evaluate the same information concerning the underlying securities issuer and the underlying securities guarantor as you would obtain and evaluate if you were investing directly in the underlying securities or in other securities issued by the underlying securities issuer or the underlying securities guarantor. There can be no assurance that events affecting the underlying securities, the junior subordinated debentures and the underlying guarantee or the underlying securities issuer and the underlying securities guarantor have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Financial statements of business acquired.

                      Not Applicable.

                  (b) Pro forma financial information.

                      Not Applicable.

                  (c) Exhibits.

                      99.1 Trustee's report in respect of the August 15, 2005 distribution to holders of the PreferredPLUS Trust Certificates Series ALL-1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             MERRILL LYNCH DEPOSITOR, INC.

         Date:08/25/05                       By: /s/ Stephan Kuppenheimer
                                                 ------------------------------
                                             Name: Stephan Kuppenheimer
                                             Title: President

                                  EXHIBIT INDEX


99.1 Trustee's report in respect of the August 15, 2005 distribution to holders of the PreferredPLUS Trust Certificates Series ALL-1.